UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2011

Nationstar Mortgage LLC
(Exact name of registrant as specified in its charter)

Commission File Number: 333-171370

Delaware (State or other jurisdiction of incorporation)	75-2921540 (IRS Employer Identification No.)
350 Highland Drive
Lewisville, TX 75067
(Address of principal executive offices, including zip code)
469-549-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 7, 2011, Nationstar Mortgage LLC, a Delaware limited liability company (“Nationstar), announced certain changes to Nationstar’s executive management team. Tony Barone, Nationstar’s prior Chief Executive Officer and a member of the Board of Directors, will now serve as Chairman of the Board. Jay Bray, Nationstar’s President and Chief Financial Officer, will become Nationstar’s Chief Executive Officer, effective immediately. Mr. Barone will assist Mr. Bray during a transition period by providing guidance on strategy and assistance with growth in servicing and originations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage LLC
Date: October 7, 2011	By:	/s/ Jay Bray
Jay Bray
Chief Executive Officer and President